EXHIBIT 10.1

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 29, 2009, by and among WESTERN REFINING, INC., a Delaware corporation (the “Borrower”), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the lenders from time to time party thereto (collectively, the “Lenders” and individually, each, a “Lender”) and the Borrower are parties to that certain Term Loan Credit Agreement dated as of May 31, 2007, as amended by that certain First Amendment to Term Loan Credit Agreement dated as of June 30, 2008 (the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, the Borrower has requested that certain terms of the Credit Agreement be amended in the manner set forth herein;

WHEREAS, the Administrative Agent and the Required Lenders, subject to the terms and conditions contained herein, have agreed to such amendments, to be effective as of the Second Amendment Effective Date (as defined below); and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1.            Definitions.  From and after the Second Amendment Effective Date, the term “Credit Agreement” or “Agreement” (as the case may be), as used herein, in the Credit Agreement and in the other Loan Documents, shall mean the Credit Agreement as hereby amended and modified, and as further amended, restated, modified, replaced or supplemented from time to time as permitted thereby.

2.            Amendments to, Additions of, and Restatements of Terms of the Credit Agreement.  Subject to the conditions hereof and upon satisfaction of the terms set forth in Section 7 hereof, the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement (Defined Terms) is amended by adding the following new definitions:

“‘Noteholder Intercreditor Agreement’ means a Collateral Trust and Intercreditor Agreement entered into by the Administrative Agent pursuant to clause (x) of Section 7.01(o), substantially in the form of Annex A to the Second Amendment to Term Loan Credit Agreement dated as of May 29, 2009, with such changes as may be acceptable to the Administrative Agent.”

“‘Second Amendment to Intercreditor Agreement’ means an amendment to the Intercreditor Agreement entered into by the Administrative Agent pursuant to clause (y) of Section 7.01(o), substantially in the form of Annex B to the

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

Second Amendment to Term Loan Credit Agreement dated as of May 29, 2009, with such changes as may be acceptable to the Administrative Agent.”

“‘Section 7.03(m) Indebtedness’ means Indebtedness incurred by the Borrower and Guarantors pursuant to Section 7.03(m)(i) or Section 7.03(m)(ii).”

“‘Section 7.03(m) Refinancing Indebtedness’ has the meaning set forth in Section 7.03(m)(ii).”

(b)           The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended by adding the following paragraph to the end thereof:

“Notwithstanding the foregoing, from and after the time that the Outstanding Amount is reduced to or below $800,000,000, the Applicable Rate with respect to all Eurodollar Rate Loans shall be 6.00% and with respect to all Base Rate Loans shall be 5.00%.  The change in the Applicable Rate resulting from such reduction in the Outstanding Amount shall become effective as of the date of such reduction.”

(c)           The first paragraph of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended in its entirety to read as follows:

“‘Consolidated EBITDA’ means, for any period of one or more fiscal quarters, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) if the Outstanding Amount is equal to or less than $800,000,000 as of the last day of such period, maintenance turnaround expenses incurred by the Borrower and its Subsidiaries during such period in an aggregate amount not to exceed $25,000,000, and (v) other non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) the following to the extent included in calculating such Consolidated Net Income: all non-cash items increasing Consolidated Net Income for such period.”

(d)           The definition of “Intercreditor Agreement” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended by adding the following to the end thereof:

“As used in the definition of “Loan Documents” and in Sections 5.19(a), 6.12(b), 9.10(a)(ii), and 10.01(g), the term “Intercreditor Agreement” shall include the Noteholder Intercreditor Agreement.”

(e)           The definition of “Restricted Payment” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended by adding the following to the end thereof:

“For the avoidance of doubt, (x) a payment of principal of or interest on debt securities convertible into or exchangeable, in whole or in part, for shares of capital stock of (or other ownership or profit interests in) the Borrower or any

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

Subsidiary, or (y) a payment made in cash in satisfaction of the Borrower’s or such Subsidiary’s obligations with respect to the conversion or exchange of any such securities shall not, in either case, constitute a Restricted Payment.”

(f)           Clause (y) of Section 2.03(b)(i) of the Credit Agreement (Prepayments) is amended to read as follows:

“(y) in the case of any other Debt Issuance (for the avoidance of doubt, including the issuance of Section 7.03(m) Indebtedness other than Section 7.03(m) Refinancing Indebtedness), the Borrower shall prepay an aggregate principal amount of the Loans equal to 100% of such Net Cash Proceeds.”

(g)           Section 7.01 of the Credit Agreement (Liens) is amended as follows:

(i)           Subsection 7.01(o) thereof is amended by deleting the reference to “7.01(n)” contained therein and inserting “7.01(o)” in lieu thereof, and by re-lettering this Subsection as Subsection 7.01(p).

(ii)           the following is inserted as a new Section 7.01(o):

“(o)           Liens on Collateral securing Section 7.03(m) Indebtedness, provided that  (x) the Administrative Agent and the holders of such Indebtedness (directly or through an agent, trustee or other representative on their behalf) have agreed to and are bound by the Noteholder Intercreditor Agreement, and (y) the Second Amendment to Intercreditor Agreement has become effective and the holders of such Indebtedness (directly or through an agent, trustee or other representative for such holders) have agreed to and are bound by the terms of the Intercreditor Agreement as so amended; and”.

(h)           Section 7.03 of the Credit Agreement (Indebtedness) is amended as follows:

(i)           Subsection 7.03(k) is amended to read as follows:

“(k)           Indebtedness of the Borrower or any Guarantor which has been subordinated to the Obligations, the L/C Facility Indebtedness, the Revolver Indebtedness and Section 7.03(m) Indebtedness in form and substance reasonably satisfactory to the Administrative Agent;”.

(ii)           Subsection 7.03(l) is amended by replacing “.” at the end thereof with “; and”.

(iii)           The following is inserted as a new Subsection 7.03(m):

“(m)           (i) Indebtedness incurred by the Borrower and Guarantees thereof by the Guarantors, provided that (A) the maturity date of such Indebtedness is no earlier than the Maturity Date, (B) there are no scheduled repayments of principal of such Indebtedness or sinking fund payments prior to the Maturity Date, (C) the documents or instruments governing such Indebtedness do not contain any maintenance financial covenant, and (D) at the time of the issuance of any such Indebtedness, an amount equal to 100% of the Net Cash

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

Proceeds thereof is applied to repay the Outstanding Amount of Loans in accordance with Section 2.03; and (ii) refinancings, renewals or extensions of all or any part of any Indebtedness incurred in accordance with the foregoing clause (i) (“Section 7.03(m) Refinancing Indebtedness”), provided that (A) the maturity date of such Section 7.03(m) Refinancing Indebtedness is no earlier than the Maturity Date, (B) there are no scheduled repayments of principal of such Section 7.03(m) Refinancing Indebtedness or sinking fund payments prior to the Maturity Date, and (C) the principal amount of such Section 7.03(m) Refinancing Indebtedness does not exceed the principal amount of Section 7.03(m) Indebtedness being refinanced, renewed or extended except by an amount equal to accrued and unpaid interest, prepayment premium, fees and expenses reasonably incurred in connection with such refinancing, renewal or extension.”

(i)           Section 7.09 of the Credit Agreement (Burdensome Agreements) is amended by adding references to Section 7.03(m) Indebtedness so that the language that precedes clause (a) thereof reads in its entirety as follows:

“7.09 Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement, the Revolving Credit Agreement, the L/C Credit Agreement, agreements governing Refinancing Indebtedness (subject to clause (iii) of Section 7.03(b)), agreements governing L/C Refinancing Indebtedness (subject to clause (iii) of Section 7.03(l)) and agreements governing Section 7.03(m) Indebtedness (provided that the terms therein contained of the type described in this Section 7.09 are no more restrictive than the terms of this Agreement)) that.”

(j)           Section 7.11 of the Credit Agreement (Financial Covenants) is amended by adding the following to the end thereof:

“From and after the date (the “Prepayment Date”) the Outstanding Amount is reduced to an amount that is equal to or less than $800,000,000, the provisions of subsections (a) through (e) of this Section 7.11 shall no longer apply.  Instead, (x) if the Prepayment Date is on or before September 30, 2010, then (i) as of the last day of the fiscal quarter during which the Prepayment Date occurs and the last day of each fiscal quarter thereafter through September 30, 2010, the Borrower shall not permit the Consolidated Interest Coverage Ratio to be less than 2.00 to 1.00, or the Consolidated Leverage Ratio to be greater than 4.50 to 1.00, and (ii) as of December 31, 2010 and the last day of each fiscal quarter thereafter, the Borrower shall not permit the Consolidated Interest Coverage Ratio to be less than 2.50 to 1.00, or the Consolidated Leverage Ratio to be greater than 4.00 to 1.00, and (y) if the Prepayment Date is after September 30, 2010, then on the last day of the fiscal quarter during which the Prepayment Date occurs and the last day of each fiscal quarter thereafter, the Borrower shall not permit the Consolidated Interest Coverage Ratio to be less than 2.50 to 1.00, or the Consolidated Leverage Ratio to be greater than 4.00 to 1.00.”

(k)           Clause (e) of Section 8.01 of the Credit Agreement (Events of Default) is amended as follows:

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

(i)           Subsection (i) is amended to restate the second parenthetical appearing therein to read in its entirety as follows:

“(other than Indebtedness hereunder, Indebtedness under Swap Contracts, Revolver Indebtedness, L/C Facility Indebtedness and Section 7.03(m) Indebtedness)”.

(ii)           Subsection (iii) is amended to read as follows:

“(iii)           An Event of Default as defined in the Revolving Loan Credit Agreement, the L/C Credit Agreement, the agreements governing Refinancing Indebtedness, the agreements governing L/C Refinancing Indebtedness, or the agreements governing Section 7.03(m) Indebtedness (including, for the avoidance of doubt, the agreements governing Section 7.03(m) Refinancing Indebtedness) shall occur; or”.

(l)           Section 10.18 of the Credit Agreement (Other Liens on Collateral; Terms of Intercreditor Agreement; Etc.) is amended by adding the following as clauses (e) and (f) thereof:

“(e)           EACH LENDER (I) CONSENTS TO THE TERMS OF THE NOTEHOLDER INTERCREDITOR AGREEMENT AND AGREES TO BE BOUND THEREBY, AND  (II) AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO (A) ENTER INTO THE NOTEHOLDER INTERCREDITOR AGREEMENT ON BEHALF OF THE LENDERS, AND (B) TAKE ALL ACTIONS AND EXECUTE ALL DOCUMENTS REQUIRED OR DEEMED ADVISABLE BY THE ADMINISTRATIVE AGENT IN CONNECTION THEREWITH.  THE TERMS OF THE NOTEHOLDER INTERCREDITOR AGREEMENT SHALL BE BINDING ON EACH LENDER, AND ITS SUCCESSORS AND ASSIGNS.

(f)  From and after the effective date of the Noteholder Intercreditor Agreement and for so long as the Noteholder Intercreditor Agreement is in effect, all references in the Credit Agreement to Liens in favor of the Administrative Agent shall be deemed to include Liens in favor of the Collateral Trustee acting pursuant to the Noteholder Intercreditor Agreement.  Subject to Section 10.01 of the Credit Agreement, the Lenders authorize the Administrative Agent to direct the Collateral Trustee to take action (or refrain from taking action) under the Collateral Documents and to instruct the Collateral Trustee to take (or refrain from taking) any and all actions that the Administrative Agent is authorized to take pursuant to the Credit Agreement with respect to Collateral and matters incidental thereto.”

(m)           Exhibit C to the Credit Agreement (Compliance Certificate) is amended by replacing Schedule 1 with the schedule set forth on Annex C attached to this Amendment, replacing Schedule 2 with “Intentionally Deleted”, and replacing each reference to “Section 7.01(o)” on Schedule 3 with “Section 7.01(p)”.  All references to such schedules in the Credit Agreement, Exhibit C, and the other Loan Documents shall mean such schedules as amended hereby.

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

3.           The Required Lenders hereby (a) consent to the amendments to the Revolver Loan Documents effected by the Second Amendment to the Revolving Credit Agreement among the parties thereto to be dated on or about May 29, 2009, and (b) waive the provisions of Section 7.14 of the Credit Agreement (Amendments to Revolver Loan Documents) to the extent necessary to permit such amendments.

4.           Noteholder Intercreditor Agreement, Second Amendment to Intercreditor Agreement and Amendments to and Restatements of Collateral Documents.

(a)           Noteholder Intercreditor Agreement.  The undersigned Lenders hereby (i) consent to the terms of the Noteholder Intercreditor Agreement and agree to be bound thereby, and (ii) authorize and instruct the Administrative Agent to (A) enter into the Noteholder Intercreditor Agreement on behalf of the Lenders, and (B) take all actions and execute all documents required or deemed advisable by the Administrative Agent in connection therewith.  The terms of the Noteholder Intercreditor Agreement shall be binding on all Lenders, and their successors and assigns.

(b)           Amendment to Intercreditor Agreement.  The undersigned Lenders hereby (i) consent to the terms of the Second Amendment to Intercreditor Agreement and agree to be bound thereby, and (ii) authorize and instruct the Administrative Agent to (A) enter into the Second Amendment to Intercreditor Agreement on behalf of the Lenders, and (B) take all actions and execute all documents required or deemed advisable by the Administrative Agent to effectuate the foregoing.  The Intercreditor Agreement, as amended pursuant to the Second Amendment to Intercreditor Agreement, shall be binding on all Lenders, and their successors and assigns.

(c)           Amendments to and Restatements of Collateral Documents; Actions under Collateral Documents.  The undersigned Lenders hereby authorize the Administrative Agent to (i) assign the Administrative Agent’s Liens and other rights and interests under the Collateral Documents to the collateral trustee(s) named in the Noteholder Intercreditor Agreement (collectively, the “Collateral Trustee”), (ii) enter into such amendments to and restatements of the Collateral Documents, and enter into other documents or instruments, as may be required by or deemed acceptable to the Administrative Agent to effectuate the pari passu status of the Liens securing the Obligations and the Liens securing the Section 7.03(m) Indebtedness, and (iii) subject to Section 10.01 of the Credit Agreement, the Lenders authorize the Administrative Agent to direct the Collateral Trustee to take action (or refrain from taking action) under the Collateral Documents and to instruct the Collateral Trustee to take (or refrain from taking) any and all actions that the Administrative Agent is authorized to take pursuant to the Credit Agreement with respect to Collateral and matters incidental thereto.

(d)           Acknowledgement by Lenders. Notwithstanding anything herein or in any Loan Document to the contrary, the Liens and security interests securing the Obligations and the exercise of any right or remedy by the Administrative Agent or the Collateral Trustee pursuant to the Loan Documents will be subject to (i) the provisions of the Noteholder Intercreditor Agreement, and (ii) the provisions of the Intercreditor Agreement as amended pursuant to Section 4(b) of this Amendment.  Pursuant to the terms of the Intercreditor Agreement, in the event of any conflict between the terms of the Intercreditor Agreement and any of the Loan Documents, the provisions of the Intercreditor Agreement shall govern and control.  Pursuant to the terms of the Noteholder Intercreditor Agreement, in the event of any conflict between the terms of the Noteholder Intercreditor Agreement

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

and any of the Loan Documents, the provisions of the Noteholder Intercreditor Agreement shall govern and control.

5.           Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.  The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security interests now or hereafter held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, and are unimpaired by this Amendment.

6.           Representations and Warranties. The Borrower hereby certifies that:

(a)            prior to and after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

(b)           the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who were required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)           this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)           prior to and after giving effect to this Amendment, no Default or Event of Default exists.

7.           Conditions to Effectiveness. This Amendment shall be effective on the date (the “Second Amendment Effective Date”) upon which the following conditions precedent have been satisfied:

(a)           the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders; and

(b)           the Borrower shall have paid all fees then due and payable to Banc of America Securities LLC, and fees and expenses required to be reimbursed or paid by the Borrower pursuant to the Loan Documents, including the fees and expenses of counsel to the Administrative Agent, in each case to the extent invoiced to the Borrower at least one Business Day prior to the Second Amendment Effective Date.

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

8.           Waiver of Notice of Prepayment.  The Administrative Agent and Required Lenders waive the requirement in Section 2.03 of the Credit Agreement that the Borrower provide the Administrative Agent with prior notice of prepayment of the Loans upon the issuance of Section 7.03(m) Indebtedness.

9.           Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.   Delivery of an executed counterpart of this Agreement by telecopy or in electronic form shall be effective as the delivery of a manually executed counterpart.

10.           Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

11.           Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

12.           No Novation. This Amendment is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower and the other Loan Parties and is not intended to constitute a novation of the Credit Agreement. All of the indebtedness, liabilities and obligations owing by the Borrower and each other Loan Party under the Credit Agreement and the other Loan Documents shall continue.

13.           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Administrative Agent, may not assign any rights, powers, duties or obligations hereunder.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

WESTERN REFINING, INC., a Delaware corporation

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

SIGNATURE PAGE TO
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Ronald E. McKaig
Ronald E. McKaig
Senior Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

REAFFIRMATION OF GUARANTORS

By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of the Guaranty and other Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under such Guaranty and other Loan Documents, and (d) acknowledges that prior to and after giving effect to this Amendment, the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

GUARANTORS: WESTERN REFINING COMPANY, L.P., a Delaware limited partnership

WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

SIGNATURE PAGE TO
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

ASCARATE GROUP, LLC, a Delaware limited liability company By: WESTERN REFINING COMPANY, L.P., a Delaware limited partnership, its sole Member

By: WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

WESTERN REFINING GP, LLC, a Delaware limited liability company

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

WESTERN REFINING LP, LLC, a Delaware limited liability company

By:	/s/ Joan L. Yori
Name:	Joan L. Yori
Title:	President

SIGNATURE PAGE TO
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

CINIZA PRODUCTION COMPANY,
a New Mexico corporation
DIAL OIL CO., a New Mexico corporation
EMPIRE OIL CO., a California corporation
GIANT INDUSTRIES, INC., a Delaware corporation
WESTERN REFINING SOUTHWEST, INC.,
an Arizona corporation
GIANT FOUR CORNERS, INC., an Arizona corporation
WESTERN REFINING TERMINALS, INC.,
an Arizona corporation
WESTERN REFINING PIPELINE COMPANY,
a New Mexico corporation
GIANT STOP-N-GO OF NEW MEXICO, INC.,
a New Mexico corporation
WESTERN REFINING YORKTOWN, INC.,
a Delaware corporation
WESTERN REFINING WHOLESALE, INC.,
an Arizona corporation
SAN JUAN REFINING COMPANY,
a New Mexico corporation

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

SIGNATURE PAGE TO
SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT